Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 20.     Goodwill

We test goodwill for impairment annually on October 1st, or as and when indicators of impairment arise. As at October 01, 2021, the fair value of the net assets of the reporting unit concerned by goodwill was superior to the carrying value of the net assets and goodwill allocated. After October 01, 2021, there were no impairment indicators identified triggering a new impairment test. Therefore, no impairment loss was recorded in 2021.

Goodwill of EUR 19,799,052 (USD 24,031,436 at acquisition) arose as a result of the acquisition by the Group of arago whose functional currency is the Euro (see Note 15 Business combinations). In line with ASC 830, the goodwill balance was recorded in Euros, the functional currency of the acquired business. At closing rate, the goodwill relating to arago was translated at USD 22,524,411, hence a currency translation expense of USD 1,507,025 was recorded in the financial year 2021.

Impairment reviews have been conducted for 2 items of goodwill allocated to 2 reporting units (“RU”) relating to the acquisition of WISeKey Semiconductors SAS in 2016 and arago in 2021. Fair value has been determined based on the income approach. Cash flows have been projected over 5 years from the date of the assessment and have been discounted at the pre-tax weighted average cost of capital of the RU. For each RU, fair value is higher than its carrying value. Both the WISeKey Semiconductors SAS and arago RUs have a negative carrying amount.

USD'000	IoT Segment	AI Segment	Total
Goodwill balance as at December 31, 2019	8,317	—	8,317
Goodwill acquired during the year	—	—	—
Impairment losses	—	—	—
As a December 31, 2020
Goodwill	8,317	—	8,317
Accumulated impairment losses	—	—	—
Goodwill balance as at December 31, 2020	8,317	—	8,317
Goodwill acquired during the year	—	24,031	24,031
Currency translation adjustment	—	(1,507)	(1,507)
Impairment losses	—	—	—
As a December 31, 2021
Goodwill	8,317	24,031	32,348
Accumulated currency translation adjustments	—	(1,507)	(1,507)
Accumulated impairment losses	—	—	—
Goodwill balance as at December 31, 2021	8,317	22,524	30,841

The assumptions included in the impairment tests require judgment, and changes to these inputs could impact the results of the calculations. Other than management's projections of future cash flows, the primary assumptions used in the impairment tests were the weighted-average cost of capital and long-term growth rates. Although the Group's cash flow forecasts are based on assumptions that are considered reasonable by management and consistent with the plans and estimates management is using to operate the underlying businesses, there are significant judgments in determining the expected future cash flows attributable to a reporting unit.